UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2024

ASTRA ENERGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52205	20-3113571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9565 Waples Street, Suite 200

San Diego CA  92121

(Address of principal executive offices, including zip code)

(800) 705-2919

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))’

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ASRE	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2024, the board of directors of the Company, appointed Claudio Flamini as Chief Financial Officer of the Company. The company wishes to thank Rachel Boulds for her hard work and dedication in this role.

There are no family relationships between Mr. Flamini and any of the directors or executive officers of the Company, nor does Mr. Flamini have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Other than as described above, there were no arrangements or understandings by which Mr. Flamini was appointed as Chief Financial Officer.

Claudio Flamini, CA – Chief Financial Officer

Mr. Flamini is an innovative financial leader with extensive global corporate experience in the Americas, Europe, Australia and a strong commercial, financial and operational background. He is an innovative financial leader with extensive global corporate experience in the Americas, Europe, Australia and a strong commercial, financial and operational background. He is a trusted business partner and advisor to the C-Suite with a proven ability to deliver results, improve growth, drive strategic initiatives, mergers and acquisitions and finance operations for multi-million dollar businesses. He has a strong passion to lead, develop and mentor high performing, diverse finance teams that are proven partners and expert advisors to the business. His areas of expertise include; Financial Management, Business Integration, Organizational Leadership, Budgeting and Forecasting, Profitability & Cost Analysis, Business Restructure, Profit & Loss Management, and Change Management.

Mr. Flamini received a Bachelor of Business, Major in Accounting and Finance from Murdoch University, Australia. He most recently served as Chief Financial Officer for Informa Markets with $1.5B in revenue and 3.5k employees. His experience will be invaluable to Astra Energy Inc. at this stage of growth.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRA ENERGY, INC.

Dated: March 18, 2024	By:	/s/ Ronald W. Loudoun
Ronald W. Loudon
CEO

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